                                                                   Exhibit 3-289
--------------------------------------------------------------------------------

DSCB204 (Rev. 81)                                          PLEASE INDICATE (CHECK ONE) TYPE CORPORATION:
                                                           |X|  DOMESTIC BUSINESS CORPORATION
               ARTICLES OF INCORPORATION                                                                                    FEE
                                                           | |  DOMESTIC BUSINESS CORPORATION                             $75.00
                                                                A CLOSE CORPORATION - COMPLETE BACK
              COMMONWEALTH OF PENNSYLVANIA
        DEPARTMENT OF STATE - CORPORATION BUREAU           | |  DOMESTIC PROFESSIONAL CORPORATION
    308 NORTH OFFICE BUILDING, HARRISBURG, PA 17120             ENTER BOARD LICENSE NO.

------------------------------------------------------------------------------------------------------------------------------------

010 NAME OF CORPORATION MUST CONTAIN A CORPORATE INDICATOR UNLESS EXEMPT UNDER
    15 P.S. 2908B)
    Weisenfluh Ambulance Service, Inc.
--------------------------------------------------------------------------------
011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA (P.O. BOX NUMBER NOT
    ACCEPTABLE)
    621 South Keyser Avenue
--------------------------------------------------------------------------------
012 CITY                       033 COUNTY          013 STATE        084 ZIP CODE
    Taylor                  (35) Lackawanna       Pennsylvania         18504
--------------------------------------------------------------------------------
050 EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION

     To have unlimited power to engage in and to do any lawful acts concerning any lawful business for which corporations may be incorporated under the Pennsylvania Corporation Law of May 5, 1933, as amended and Supplemented.

(ATTACH 81/2 x 11 SHEET IF NECESSARY)
--------------------------------------------------------------------------------
The Aggregate Number of Shares, Classes of Shares and Par Value of Shares which the Corporation shall have Authority to Issue:

------------------------------------------------------------------------------------------------------------------------------------
040 Number and Class of Shares           041 Stated Par Value Per         042 Total Authorised         031 Term of Existence
10,000 shares of Common Stock            Share If Any                     Capital                      Perpetual
                                         $1.00                            $10,000.00
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The Name and Address of Each Incorporator, and the Number and Class of Shares
Subscribed to by each incorporator:
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                          061, 062
060 Name                  063, 064 Address             (Street, City, State, Zip Code)                  Number & Class of Shares
------------------------------------------------------------------------------------------------------------------------------------
John Weisenfluh           621 S. Kelser Avenue,          Taylor,     PA        18504                                1
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                                               (ATTACH 81/2 x 11 SHEET IF NECESSARY)
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

IN TESTIMONY WHEREOF, THE INCORPORATOR (S) HAS (HAVE) SIGNED AND SEALED THE ARTICLES OF INCORPORATION THIS 12th DAY OF May 1988.

/s/ [Graphic Signature Omitted]
---------------------------------------      -----------------------------------

--------------------------------------       -----------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     - FOR OFFICE USE ONLY -
------------------------------------------------------------------------------------------------------------------------------------
030 FILED                       002 CODE                003REV BOX           SEQUENTIAL NO.        100 MICROFILM NUMBER
MAY 16 1988                                                                                        8834 505
                                -------------------     --------------       ---------------       ---------------------------------
                                REVIEWED BY             004SICC                   AMOUNT           001 CORPORATION NUMBER
                                                                             $                     1035416
                                -------------------     --------------       ---------------       ---------------------------------
                                DATE APPROVED           CERTIFY TO           INPUT BY              LOG IN        LOG IN (REFILE)
                                                                             /s/ graphic           MAY 16 1988
/s/ [Graphic Sig Omitted]       -------------------     |_|  REV.            ---------------       ---------------------------------
     Secretary of the           DATE REJECTED                                VERIFIED BY           LOG OUT       LOG OUT (REFILE)
       Commonwealth                                     |_|  L & I           /s/ graphic
    Department of State         -------------------
      Commonwealth of           MAILED BY       DATE    |_|  OTHER
       Pennsylvania

DSCS:BCL 206 (Rev 81)                                   CORPORATE                           BUREAU USE ONLY (T/C 53)
Filing Fee: None                                   REGISTRY INFORMATION                     Department of State Number
                                                           FOR
                                                   DEPARTMENTS OF STATE                     Box Number
                                                       AND REVENUE
COMMONWEALTH OF PENNSYLVANIA                       (FILE IN TRIPLICATE)                     Filing Period           Inc. Date 3 4 5
DEPARTMENT OF STATE
CORPORATION BUREAU                                                                          Standard Industrial     Report Code
308 NORTH OFFICE BUILDING,                                                                  Code
HARRISBURG, PA 17120


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|X|   BUSINESS CORPORATION                    |_|   NON-PROFIT CORPORATION                    |_|   MOTOR VEHICLE FOR HIRE
------------------------------------------------------------------------------------------------------------------------------------
1.   Name of Corporation/Business                                                                   2.  Federaal E.I.N.
     Weisenfluh Ambulance Service Inc.
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3.   Location of initial Registered Office in Pennsylvania (Street/Route,
     City, County, State, Zip Code)
     621 South Keyser Avenue
------------------------------------------------------------------------------------------------------------------------------------
     (Street and Number of P.O Number and Box)
     Taylor.                                              Lackawanna                      Pennsylvania                       18504
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     (City or Town)                                       (County)                        Street                          (Zip Code)
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4.   Mailing Address if different than #3 (location where correspondence, tax report forms, etc. are to be sent)

------------------------------------------------------------------------------------------------------------------------------------
     (Street and Number or R.D Number and Box)

------------------------------------------------------------------------------------------------------------------------------------
     (City or Town)                                          (County)                       Street                        (Zip Code)
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5A.  Foreign corporations: Location of proposed registered office (Street and                        5B. Date Business Started in PA
     Number. Post Office, State)
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6.   Principal Officers (President, Vice President, Secretary, Treasurer)
------------------------------------------------------------------------------------------------------------------------------------
     A. Name                                      Title                                      Social Security Number
        John Weisenfluh                           President
------------------------------------------------------------------------------------------------------------------------------------
     Home Address
     621 South Keyser Avenue, Taylor, PA 18504
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     B. Name                                      Title                                      Social Security Number
                                                                                             ###-##-####
------------------------------------------------------------------------------------------------------------------------------------
     Home Address
------------------------------------------------------------------------------------------------------------------------------------
     C. Name                                      Title                                      Social Security Number
------------------------------------------------------------------------------------------------------------------------------------
     Home Address
------------------------------------------------------------------------------------------------------------------------------------
     D. Name                                      Title                                      Social Security Number
------------------------------------------------------------------------------------------------------------------------------------
     Home Address
------------------------------------------------------------------------------------------------------------------------------------
7.   Date and State of Incorporation of Organisation
     Date:                                                 State: Pennsylvania
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8.   Applicant is operating as:
     |X| Corporation  |_| An Individual  |_| Co-Partnership  |_|  Joint Stock Association |_| Association of individuals  |_| Other
------------------------------------------------------------------------------------------------------------------------------------
9.   Provide the Act of General Assembly or authority under which you are                         Pennsylvania Corporation Law of
     organised or incorporated (full citation of statute or status - attach a                     May 5, 1933 as amended
     separate sheet if more space is required)
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10A  Is the Corporation authorised to issue capital stock?         | |  No         |_|  Yes       10B
     If yes, amount authorised? 10,000 shares of common stock                                     Amount of Capital paid in and Date
                                                                                                  Amount undetermined Date
------------------------------------------------------------------------------------------------------------------------------------
11   Is the Corporation part of a system operating in Pennsylvania |X|  No         |_|   Yes
     If yes, provide parent's box number, name and subsidiary corporation. (Attach a separate sheet listing subsidiary corporation)
     Box Number:                   Name:
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12   Corporation's fiscal year ends                                                      13  Standard Industrial Classification Code
     December
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14   Describe Principal Pa business activity to be engaged in, within one year of this application date (attach separate sheet if necessary)
     For Motor Vehicles. Include routes to be travelled.

     Ambulance Service
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15   For Foreign Corporations Only - provide text of purpose as stated in articles.
     N/A
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

                                                                       8834 507

                          Commonwealth of Pennsylvania

                              Department of State

                              [Graphic Crest Omitted]

                          CERTIFICATE OF INCORPORATION

                  Office of the Secretary of the Commonwealth

              To All to Whom These Presents Shall Come, Greeting:

Whereas, Under the provisions of the Laws of the Commonwealth, the Secretary of the Commonwealth is authorized and required to issue a "Certificate of Incorporation" evidencing the incorporation of an entity.

Whereas, The stipulations and conditions of the Law have been fully complied with by

                       WEISENFLUH AMBULANCE SERVICE, INC.

Therefore, Know Ye, That subject to the Constitution of this Commonwealth, and under the authority of the Laws thereof, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, declare and certify the creation, erection and incorporation of the above in deed and in law by the name chosen hereinbefore specified.

Such corporation shall have and enjoy and shall be subject to all the powers, duties, requirements, and restrictions, specified and enjoined in and by the applicable laws of this Commonwealth.

                     Given under my Hand and the Great Seal of the Commonwealth,
[Graphic Crest Omitted]       at the City of Harrisburg, this 16th day of May in
                              the year of our Lord one thousand nine hundred and eighty-eight and of the Commonwealth the two hundred twelfth

                                      /s/ [Grpahic Signature Omitted]
                               ------------------------------------------------
                                       Secretary of the Commonwealth

Microfilm Number_______        Filed with the Department of State on  DEC o 1998

Entity Number 1035416
                                        /s/ [Graphic Signature Omitted]
                                        ---------------------------------------
                                            Secretary of the Commonwealth

                    STATEMENT OF CHANGE OF REGISTERED OFFICE

                   DSCB:15-1507/4144/5507/6144/8506 (Rev 90)

Indicate type entity (check one):

 |X|   Domestic Business Corporation (15 Pa. C.S. ss. 1507)         |__|   Foreign Nonprofit Corporation (15 Pa. C.S. ss. 6144)

 |__|  Foreign Business Corporation (15 Pa. C.S. ss. 4144)          |__|   Domestic Limited Partnership (15 Pa. C.S. ss. 8506)

 |__|  Domestic Nonprofit Corporation (15 Pa. C.S. ss. 5507)

   In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring, to effect a change of registered office, hereby states that:

1. The name of the corporation or limited partnership is Weisenfluh Ambulance Service, Inc.
  ------------------------------------------------------------------------------

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a) -----------------------------------------------------------------------
          Number and Street        City          State        Zip         County

     (b)  c/o: C. T. Corporation System
               -----------------------------------------------------------------
               Name of Commercial Registered Office Provider County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3. (Complete part (a) or (b))

     (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

          101 East State Street, Kennett Square,     PA        19348     Chester
          ----------------------------------------------------------------------
          Number and Street           City           State      Zip       County

(b) The registered office of the corporation or limited partnership shall be provided by::

          c/o: -----------------------------------------------------------------
               Name of Commercial Registered Office Provider              County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

(PA. - 429 - 10/1/92)

DSCB:15-1507/4144/5507/6144/8506 (Rev-90)-2

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

  IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this______ day of_____,19_____.

                               Weisenfluh Ambulance Service, Inc.
                               -------------------------------------------------
                                  Name of Corporation/Limited Partnership


                                BY: /s/ [Graphic Signature Omitted]
                                    --------------------------------------------
                                                  (Signature)


                                Title: Vice President, Chairman's Office and
                                       Corporate Secretary

(PA. - 429)